SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 22, 1999


                             INTERNET HOLDINGS, INC.
               (Exact Name of Company as Specified in its Charter)


UTAH                            0-26886                           13-3758042
(State or Other                 (Commission                       (Employer
Jurisdiction)                   File Number)                      Identification
                                                                  Number)


        c/o Beckman, Millman & Sanders LLP, 116 John Street, Suite 1313,
                               New York, NY 10038
                    (Address of Principal Executive Offices)


         Company's Telephone Number, Including Area Code: (212) 406-4700

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

A.   The Transaction

     On October 27, 1999, Internet Holdings, Inc. (the Company) entered into a conditional Acquisition Agreement and Plan of Reorganization (the "Reorganiza-tion Agreement") with Fairfax Equity Ltd. ("FEL") and the stockholders of FEL whereby the Company would acquire all of the issued capital stock of FEL. The acquisition was contingent upon the completion by the Company of its audited financial statements, the filing of all outstanding reports required by the Securities Exchange Act of 1934, as amended, and the settlement of all outstanding legal proceedings.

     As of December 22, 1999, all the conditions precedent to the Reorganization Agreement have been met by the Company and, accordingly, the Company and FEL proceeded to implement the transactions contemplated by the Reorganization Agreement.

     Pursuant to this implementation, the Company has issued a total of 8,640,000 shares of Common Stock to the shareholders of FEL in order to acquire 100% of the issued capital stock of FEL. These shares account for 80.3% of the current issued share capital of the Company. The shareholders of FEL as a group thus own a majority of the shares issued and STG Holdings Plc. ("STG"), the majority shareholder of FEL, controls 60.2% of the Company.

     STG is a publicly quoted English company whose shares are traded on the London Stock Exchange OFEX market.

     Simultaneously with the closing of the Agreement, three new individuals were elected to serve as officers and directors of the Company. The following individuals have been appointed to serve the Company:

     STEFAN ALLESCH-TAYLOR has been appointed to serve as the Company's Director, President and Chief Executive Officer. Mr. Allesch-Taylor is also Chairman of the Board of STG.

     Mr. Allesch-Taylor began his career as a stockbroker, becoming a Registered Representative of the London Stock Exchange in 1988. He has commercial experience having served as a director of a wide variety of companies over the last 7 years. He established his own real estate business in 1994, building a real estate development program exceeding 3.5 million square feet, working with and joint-venturing with, substantial private and public companies, as well as Government associated organizations. In December 1996 the majority of his private real estate interests were acquired by Moorfield Estates PLC, where he was retained as a consultant until 1998.

     In April 1997 he was appointed Chief Executive of Worthing Premier Property PLC. Following a restructuring with new directors and a new management team the company was floated on the London OFEX market in December 1997. On admission to OFEX in December

     1997, the company changed its name to STG Holdings Plc. following a re-positioning of the company from the real estate to the investment sector.

     In October 1999 he was appointed Non-Executive Director of computer software and Internet company, Radical Technology PLC and was part of the management team that steered the company's successful Initial Public Offering and subsequent floatation on the London OFEX market.

     He is a board member of The Princes' Trust, a charity established by HRH Prince Charles, Prince of Wales, specifically to help young entrepreneurs with financial and practical assistance for their new businesses.

     NICHOLAS THISTLETON has been appointed to serve as the Company's Director and Chief Technical Officer. Mr. Thistleton was a scholar at Winchester College and gained an MA (Honors) in French and Russian from Oxford University.

     Mr. Thistleton has been a technology consultant and analyst for a number of years. Recently he has provided strategic analysis of European and Asian pay-TV markets and a strategic review of Web-TV.

     He has advised a number of Internet companies on expansion in the European market. Recently he advised QXL, the UK Internet auction house on site implementation, supplier management and product strategy. Another well-known client is Lastminute.com where he advised on site design and strategy prior to the product launch.

     Mr. Thistleton is fluent in French and is conversational in Russian. He is also proficient in HTML and JavaScript.

     SIR EUAN CALTHORPE has been appointed to serve as a director of the Company. Sir Evan Calthorpe has been the principal of the private Calthorpe group of companies for over 10 years. The core activity of this substantive group is real estate investment, spanning a wide variety of assets throughout Europe.

     Over recent years, utilizing his significant financial and management expertise, he has diversified the scope of his investments to include publishing, pharmaceutical and information technology companies. These investments have included a number of successful Internet companies.

     He is a highly experienced private investor and has worked with a wide range of companies from start-ups to established public companies. He leads a team of professionals from offices in the UK and has a broad network of business connections both in Europe and the United States.

b.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of Common Stock by (i) each person known by the Company who would own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, (ii) each current director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise indicated the named person has sole voting and investment power with respect to such person's shares.

                                             Number of shares
Name                                         Beneficially owned         Percent
----                                         ------------------         -------

STG Holdings Plc                                 6,480,000               60.2%
2 Montpelier Street
Knightsbridge
London  SW7 1EZ, United Kingdom

T.H. Investments Ltd                             2,160,000               20.1%
Center Plaza
Suite 2B
Main Street
Gibraltar

Stefan Allesch-Taylor                                  NIL                 NIL
2 Montpelier Street
Knightsbridge
London  SW7 1EZ, United Kingdom

Nicolas Thistleton                                     NIL                 NIL
2 Montpelier Street
Knightsbridge
London  SW7 1EZ, United Kingdom

Sir Euan Calthorpe, Bt                                 NIL                 NIL
2 Montpelier Street
Knightsbridge
London  SW7 1EZ, United Kingdom

Christopher J. Wilkes                               50,000                0.5%
22 Parrotts Field
Hoddesdon
Hertfordshire EN11 OQU, United Kingdom

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     For a detailed description of the Reorganization Agreement and the transactions contemplated thereby, reference is made to the Company's report on Form 8-K filed November 3, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND
        EXHIBITS.

(a)  Financial Statements of business acquired*

(b)  Pro Forma financial information*

(c)  Exhibits

     Number         Description
     ------         -----------

      2.1 Acquisition Agreement and Plan of Reorganization dated October 27, 1999 (incorporated herein by reference to Exhibit 1 to the Company's report on Form 8-K filed November 3, 1999.)

----------
*    To be filed by amendment as soon as practicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                    INTERNET HOLDINGS, INC.


Date: January 7, 2000                            By:   /s/ Christopher J. Wilkes
                                                       ------------------------
                                                    Name: Christopher J. Wilkes
                                                          Title: Director